                                                                  EXHIBIT 10.6


When recorded, return to:

Valinda B. Wolfert, Esq.
Winstead Sechrest & Minick
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270


                   FIFTH AMENDMENT AND MODIFICATION AGREEMENT

         This FIFTH AMENDMENT AND MODIFICATION AGREEMENT ("Agreement") is made as of the 30th day of September, 1996, by and among NATIONSBANK OF TEXAS, N.A. ("Lender"), a national banking association, CELEBRITY, INC. ("Borrower"), a Texas corporation, and the hereinafter described Trustee.

                             W I T N E S S E T H :

         WHEREAS, Lender and Borrower have entered into various documents relating to loans (collectively, the "Loans") made by Lender to Borrower and evidenced by the following promissory notes: (i) that certain Promissory Note in the original principal amount of $1,800,000.00, dated April 22, 1993, executed by Borrower and payable to the order of Tyler Bank & Trust, N.A., and assigned and endorsed to Lender (as heretofore modified, "Note A"); (ii) that certain Promissory Note in the original principal amount of $2,290,409.98, dated March 21, 1994, executed by Borrower and payable to the order of Lender (as heretofore modified, "Note B"); (iii) that certain Promissory Note in the original principal amount of $1,800,000.00, dated March 21, 1994, executed by Borrower and payable to the order of Lender (as heretofore modified, "Note C"); and (iv) that certain Promissory Note in the original principal amount of $455,550.00, dated February 9, 1996, executed by Borrower and payable to the order of Lender (as heretofore modified, "Note D") (Note A, Note B, Note C and Note D are collectively referred to as the "Notes," and the Notes, together with all other agreements, documents and instruments relating thereto or now or hereafter executed in connection therewith or evidencing, securing or relating to the obligations of Borrower to Lender, as the same may be amended or modified from time to time, are hereinafter referred to as the "Loan Documents").

         WHEREAS, Lender and Borrower executed that certain Loan Agreement dated March 21, 1994, by and between Borrower and Lender, as amended by that certain Amendment to Loan Agreement dated December 21, 1994, that certain Second Amendment to Loan Agreement dated March 20, 1995, that certain Third Amendment to Loan Agreement dated February 9, 1996, and that certain Fourth Amendment and Modification Agreement dated as of May 15, 1996 (as amended, the "Loan Agreement").

         WHEREAS, the Borrower executed and delivered those certain Deeds of Trust described on Exhibit "A" hereto (as same may have been heretofore amended, the "Deeds of Trust") to Michael F. Hord as Trustee (the "Trustee"), covering the real property described in Exhibit "B"



MODIFICATION AGREEMENT - Page 1
attached hereto and incorporated herein for all purposes, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deeds of Trust (collectively, the "Property"), to secure the payment of the Notes and performance by Borrower of the other obligations set forth in the Loan Documents; and

         WHEREAS, the Borrower caused to be issued by the title companies ("Title Companies") described on Exhibit "C" hereto those certain Mortgagee Policies of Title Insurance described on Exhibit "C" hereto (collectively, the "Policies"), insuring the dignity and priority of the lien created and evidenced by the Deeds of Trust; and

         WHEREAS, the Borrower caused Star Wholesale Florist, Inc., Magicsilk, Inc., India Exotics, Inc., and The Cluett Corporation (whether one or more, the "Guarantor") to execute and deliver to Lender those certain Continuing and Unconditional Guaranties (collectively, the "Guaranty") dated February 9, 1996, guaranteeing payment of the Notes and all the other monetary obligations contained in the Loan Documents and performance by Borrower of the other obligations as set forth in the Loan Documents; and

         WHEREAS, the Lender and Borrower now propose to modify certain of the terms and provisions of the Loan Agreement, the Notes, the Deeds of Trust and the other Loan Documents.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         1.      Definitions.   Capitalized terms used in this Agreement, to
the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby. From and after the date hereof, this Agreement shall be a Loan Document.

         2. Existing Defaults. Borrower hereby acknowledges, confirms, and agrees that Defaults exist which entitle Lender to exercise all rights and remedies available to it under the Loan Documents as a result of Borrower's breach of paragraphs 9.a, 9.b, 9.j, 10.d, and 11.g of the Loan Agreement (collectively, the "Existing Defaults"). Subject the terms and conditions of this Agreement, and in reliance upon the representations, warranties, and covenants of Borrower herein, Lender hereby agrees to waive the Existing Defaults from the date hereof until 5:00 p.m. Dallas, Texas time on January 31, 1997. After 5:00 p.m. Dallas, Texas time on January 31, 1997, Lender's waiver herein shall terminate automatically without further action on the part of Lender, and if the Existing Defaults or any other Default then exists, Lender shall be entitled to exercise any and all rights and remedies available under the Loan Documents, in this Agreement, at law, in equity, or otherwise, without any further lapse of time, expiration of applicable grace periods, or requirements of notice, all of which are hereby expressly waived by Borrower and Guarantor.





MODIFICATION AGREEMENT - Page 2

         3. Appraisals and Environmental Report. At Borrower's cost and expense, Lender shall order and shall receive promptly after the date hereof,
(i) an appraisal (the "1996 Appraisals") of each Property prepared by an independent third party acceptable to Lender and conforming to the Uniform Standards of Professional Appraisal Practice as promulgated by the Appraisal Foundation, and (ii) an environmental report addressed to the Lender and prepared by an independent third party acceptable to Lender certifying that the Property and the Borrower's operations thereon comply with all environmental laws, that the Property is free of hazardous materials, and that the Property and any structures thereon are free of any conditions that present indoor or outdoor air hazards.

         4. Loan to Value Ratio. Effective upon receipt of the 1996 Appraisals, if at any time the outstanding principal balance of the Notes exceeds eighty percent (80%) of the aggregate fair market value of the Property as determined by the 1996 Appraisals, then Borrower shall immediately upon demand by Lender prepay the Notes by an amount sufficient to cause the outstanding principal balance of the Notes to be less than or equal to eighty percent (80%) of the aggregate fair market value of the Property as determined by the 1996 Appraisals.

         5. Current Note Balance. On September 30, 1996, the aggregate principal amount advanced by Lender and unpaid under Note A was $1,259,590.01, under Note B was $1,946,848.48, under Note C was $1,413,960.00, and under Note D was $426,294.48.

         6. Modification of Maturity. The maturity date of the Notes is hereby modified to be January 31, 1998, when the unpaid principal balance of the Notes, together with all accrued and unpaid interest thereon, shall be due and payable. The Borrower hereby modifies the Notes and the liens, security interests and assignments created and evidenced by the Deeds of Trust and other Loan Documents, and in this regard all of the Loan Documents are hereby modified by modifying the maturity date thereof as set forth above. Borrower covenants to observe, comply with and perform each of the terms and provisions of the Loan Documents, as modified hereby. Except as expressly set forth herein, all repayment terms of the Notes shall remain effective.

         7. Rate of Interest. Commencing on January 31, 1997, interest on the unpaid principal balance from day to day remaining under the Notes shall be payable at a rate of interest which shall from day to day be at the annual rate equal to the lesser of (a) the Maximum Lawful Rate (as defined herein), or
(b) the sum of three percent (3%) plus the Prime Rate (hereinafter defined), calculated on the basis of a 360-day year and the actual number of days elapsed; provided, however, if at any time a rate of interest specified in clause (b) above would exceed the Maximum Lawful Rate, thereby causing the interest on the indebtedness evidenced by the Notes to be limited to the Maximum Lawful Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest on the indebtedness evidenced by the Notes below the Maximum Lawful Rate until the total amount of interest accrued on the indebtedness evidenced by the Notes equals the amount of interest which would have accrued on the indebtedness evidenced by the Notes if the rate specified in clause (b) above had at all times been in effect. Each change in the rate of interest charged hereunder shall become effective, without notice to Maker, on the effective date of each change in the Prime Rate or Maximum Lawful Rate. As used herein, the term "Maximum Lawful Rate" means at any time the maximum rate of interest





MODIFICATION AGREEMENT - Page 3
permitted by applicable law, including as to Article 5069-1.04, Texas Revised Civil Statutes Annotated (and as amended), but otherwise without limitation, that rate based upon the "Indicated (weekly) Rate Ceiling," calculated on the basis of a 365- or 366-day year, as applicable, after taking into consideration all sums paid or agreed to be paid to Lender outside the provisions of the Notes for the use, forbearance or detention of the indebtedness of Borrower evidenced by the Notes, and all other charges constituting interest on the indebtedness of Borrower evidenced by the Notes. As used herein, the term "Prime Rate" means at any time the rate of interest per annum then most recently established by Lender as its prime rate. The term Prime Rate is not intended nor shall it be implied to mean the lowest rate of interest available to the most creditworthy borrowers of Lender. Unpaid principal and interest, after maturity thereof, shall bear interest at the Maximum Lawful Rate until paid or, if no such rate is designated under applicable law then at the annual rate equal to the sum of six percent (6%) plus the Prime Rate, calculated on the basis of a 360-day year and the actual number of days elapsed.

         8. Title Insurance. Contemporaneously with the execution and delivery hereof, the Borrower shall cause the Title Companies to issue with respect to the Policies, the standard Texas Form T-38 Endorsement pursuant to Rule P-9b(3) of the Basic Manual of Rules, Rates and Forms for the Writing of Title Insurance in the State of Texas ("Title Manual") or such comparable endorsement as may be appropriate in the State of North Carolina with respect to Tract C, acceptable to Lender, confirming that the Policies have not been reduced or terminated by virtue of the terms and provisions hereof.

         9. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Notes as modified hereby; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents, and that notwithstanding the provisions of Paragraph 7 of the Loan Agreement the grant under the Deeds of Trust of a lien upon the Property to secure repayment of the Notes, as the same may be renewed, extended or modified from time to time, is hereby ratified and confirmed; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Loan Documents or Lender's performance under the Loan Documents or with respect to the Property;
(v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and Guarantors as of the date hereof; and (vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.





MODIFICATION AGREEMENT - Page 4

         10. No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

         11. Joinder of Guarantor. Contemporaneously with the execution and delivery hereof, Borrower shall cause each Guarantor to execute and deliver to Lender the signature page of this Agreement, (i) acknowledging and consenting to the terms and provisions hereof, (ii) ratifying and confirming the Guaranty, including all interest and costs of collection, to and for the benefit of Lender, (iii) agreeing that the Guaranty is and shall remain in full force and effect, and the terms of the Guaranty cover and pertain to the Loan, Notes, Deeds of Trust, and other Loan Documents, (iv) acknowledging that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Guaranty,
(v) certifying that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof, and (vi) acknowledging that Lender has satisfied and performed its covenants and obligations under the Guaranty and the Loan Documents (if any), and that no prior action or failure to act by or on behalf of, Lender has given rise to any cause of action or other claim against Lender for breach of the Guaranty, the Loan Documents or otherwise.

         12. Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

                 (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Agreement, in form and substance satisfactory to Lender:

                          (1) Resolutions. Resolutions of the Board of Directors of Borrower and each Guarantor certified by such entity's Secretary or an Assistant Secretary which authorize the execution, delivery, and performance of this Agreement and the other Loan Documents to which such entity is or is to be a party hereunder;

                          (2) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of such entities authorized to sign this Agreement and each of the other Loan Documents to which each such entity is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                          (3) Articles of Incorporation. The articles of incorporation of Borrower and each Guarantor certified by the appropriate government official of the state of incorporation or the Secretary or an Assistant Secretary of such entities within thirty (30) days prior to the date of this Agreement;





MODIFICATION AGREEMENT - Page 5

                          (4) Bylaws. The bylaws of Borrower and each Guarantor certified by the Secretary or an Assistant Secretary of such entities;

                          (5) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of such entities, each dated within thirty (30) days prior to the date of this Agreement;

                          (6)     Opinion of Counsel.       A favorable opinion
                 of legal counsel to Borrower and each Guarantor, as to the following matters and such other matters as Lender may reasonably request:

                                  (i)      Borrower and each Guarantor is a
                          corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation.

                                 (ii)      The execution, delivery, and
                          performance by Borrower of the Agreement and the other Loan Documents to which Borrower is a party and the transactions thereunder have been duly authorized by all necessary action on the part of Borrower and do not and will not violate the articles of incorporation or bylaws of Borrower or the provisions of any law or any rule, regulation, or order of any governmental authority and do not and will not result in a breach or violation of, or constitute a default under, or require any consent or result in the creation of any lien, charge, or encumbrance upon any of Borrower's properties, revenues, or assets under, any agreement, instrument, or document to which Borrower is a party or by which Borrower or any of its properties may be bound.

                                (iii)      The Agreement and the other Loan
                          Documents to which Borrower is a party have been duly executed and delivered by Borrower and constitute the legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to the enforcement of creditors' rights generally.

                                 (iv)      The execution, delivery, and
                          performance by each Guarantor of the Agreement and the other Loan Documents to which such Guarantor is a party and the transactions thereunder have been duly authorized by all necessary action on the part of each Guarantor and do not and will not violate the provisions of any law or any rule, regulation, or order of any governmental authority and do not and will not result in a breach or violation of, or constitute a default under, or require any consent or result in the creation of any lien, charge, or encumbrance upon any of any Guarantor's properties, revenues, or assets under, any agreement,





MODIFICATION AGREEMENT - Page 6
                          instrument, or document to which any Guarantor is a party or by which any Guarantor or any of its properties may be bound.

                                  (v)      The Agreement and the other Loan
                          Documents to which any Guarantor is a party have been duly executed and delivered by such Guarantor and constitute the legal, valid, and binding obligations of such Guarantor enforceable against such Guarantor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to the enforcement of creditors' rights generally.

                                 (vi)      There are no legal or arbitral
                          proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or, to our knowledge, threatened against or affecting Borrower or any Guarantor or any properties or rights of Borrower or any Guarantor, which if adversely determined, would have a material adverse effect on the financial condition or operations of Borrower or any Guarantor.

                                (vii) No authorization, consent, approval, license, filing or registration with any governmental or regulatory authority or agency is required in connection with the execution, delivery, or performance of Borrower or any Guarantor of the Agreement or the other Loan Documents thereunder to which Borrower or Guarantor is a party.

                          (7) Additional Information. Lender shall have received such additional documents, instruments and information as Lender or its legal counsel, Winstead Sechrest & Minick P.C., may request.

                 (b) Lender shall have received a true and correct copy of the waiver by National Canada Finance Corp. of any and all defaults existing under that certain Loan Agreement dated as of May 10, 1993, as amended.

                 (c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

                 (d) Except for the Existing Defaults, no Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be a Default.

                 (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Winstead Sechrest & Minick P.C.





MODIFICATION AGREEMENT - Page 7

         13. Notices. From and after the date hereof, all notices or other communications required or permitted to be given pursuant to the Loan Documents or hereto (except for notice of a foreclosure sale which shall be given in the manner specifically set forth in the Deeds of Trust or by applicable law) shall be in writing and shall be deemed served and given at the time of (i) deposit in a depository receptacle under the care and custody of the United States Postal Service, properly addressed to the designated address of the addressee as set forth below, postage prepaid, registered or certified mail with return receipt requested, (ii) delivery to the designated address of the addressee set forth below by a third party commercial delivery service or (iii) receipt at the facsimile or telex receiving facility of the addressee if transmitted by facsimile transmission. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notices, the addresses and facsimile numbers of the parties shall be as follows:

         Lender:          NationsBank of Texas, N.A.
                          901 Main Street, 11th Floor
                          Dallas, TX  75202-3714
                          Facsimile:       (214) 508-2588
                          Phone:           (214) 508-2565
                          Attn:            Mark L. Henze

         with a copy to:  Valinda Barrett Wolfert, Esq.
                          Winstead Sechrest & Minick P.C.
                          5400 Renaissance Tower
                          1201 Elm Street
                          Dallas, TX  75270-2199
                          Facsimile:       (214) 745-5390
                          Phone:           (214) 745-5395

         Borrower:        Celebrity, Inc.
                          P.O. Box 6666
                          Tyler, TX  75711
                          Facsimile:       (903) 581-2887
                          Phone:           (800) 482-8148
                          Attn:            James R. Thompson

         with a copy to:  Joan Sostek, Esq.
                          Jackson & Walker, L.L.P.
                          901 Main Street, Suite 6000
                          Dallas, TX  75202
                          Facsimile:       (214) 953-5822
                          Phone:           (214) 953-6000

Either party shall have the right to change its address and facsimile number for notice hereunder and under the other Loan Documents to any other location within the continental United States





MODIFICATION AGREEMENT - Page 8
by notice to the other party of such new address at least (30) days prior to the effective date of such new address.

         14. Costs and Expenses. The Borrower hereby agrees to pay on demand: (a) all costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of legal counsel for the Lender, (b) all costs and expenses of the Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any governmental authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other costs and expenses incurred by the Lender in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining any mortgagee title insurance policy, survey, audit, environmental report, or appraisal in respect of the Collateral.

         15. INDEMNIFICATION. THE BORROWER SHALL INDEMNIFY THE LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; BUT EXCLUDING LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS'
FEES) ARISING AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES,





MODIFICATION AGREEMENT - Page 9

PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS'
FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

         16. Limitation of Liability. Neither the Lender nor any affiliate, officer, director, employee, attorney, or agent of the Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Lender or any of the Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         17. No Duty. All attorneys, accountants, appraisers, and other professional persons and consultants retained by the Lender shall have the right to act exclusively in the interest of the Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other person.

         18. Lender Not Fiduciary. The relationship between the Borrower and the Lender is solely that of debtor and creditor, and the Lender has no fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Lender to be other than that of debtor and creditor.

         19. Equitable Relief. The Borrower recognizes that in the event the Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Lender. The Borrower therefore agrees that the Lender, if the Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         20.A.   RELEASE AND COVENANT NOT TO SUE.  BORROWER (IN ITS OWN RIGHT
AND ON BEHALF OF ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND EACH GUARANTOR (IN ITS OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE DEBTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS,





MODIFICATION AGREEMENT - Page 10

CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN DOCUMENTS AND THIS AGREEMENT, AT LAW OR IN EQUITY, BY CONTRACT, IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY EXIST AS OF THE DATE HEREOF ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS EXIST WHICH COULD PRESENTLY SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

         20.B.   ARBITRATION.     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE
PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE NOTES OR ANY RELATED NOTES OR





MODIFICATION AGREEMENT - Page 11

INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 (i)      SPECIAL RULES.   THE ARBITRATION SHALL BE CONDUCTED
         IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S., WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

                 (ii)     RESERVATION OF RIGHTS.   NOTHING IN THIS AGREEMENT
         SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT OR THE NOTES; OR (II) BE A WAIVER BY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. Section 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH





MODIFICATION AGREEMENT - Page 12

         ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         21. Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.

         22. Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.

         23. GOVERNING LAW. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         24. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

         25. Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interests in and to the Property, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

         26. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

         27. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

         28. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially





MODIFICATION AGREEMENT - Page 13
construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

         29. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         30. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER DOCUMENTS, IF ANY, HEREIN REQUIRED TO BE EXECUTED REPRESENT THE FINAL AGREEMENT OR AGREEMENTS BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO.





MODIFICATION AGREEMENT - Page 14

         EXECUTED as of the date first above written.


                                   LENDER:
                                   ------

                                   NATIONSBANK OF TEXAS, N.A.,
                                   a national banking association



                                   By:
                                      ------------------------------------
                                   Name:
                                             -----------------------------
                                   Title:
                                             -----------------------------


                                   BORROWER:
                                   --------

                                   CELEBRITY, INC.,
ATTEST:                            a Texas corporation
[SEAL]
                                   By:
---------------------------------       ------------------------------------
Name:                              Name:
     -----------------------------         ---------------------------------
Title:                             Title:
      ----------------------------         ---------------------------------
   (Secretary or Assistant Secretary)

                                   TRUSTEE:


                                                                      (Seal)
                                   -----------------------------------------
                                   MICHAEL F. HORD, as Trustee





MODIFICATION AGREEMENT - Page 15

STATE OF TEXAS            Section
                          Section
COUNTY OF _________       Section

         This instrument was ACKNOWLEDGED before me, on the _____ day of ________, 1996, by ________________________________, the __________________ of
NATIONSBANK OF TEXAS, N.A., a national banking association on behalf of said association.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public



STATE OF TEXAS            Section
                          Section
COUNTY OF _________       Section

         This instrument was ACKNOWLEDGED before me, on the _____ day of ________, 1996, by ________________________________, the __________________ of
CELEBRITY, INC., a Texas corporation, on behalf of said corporation.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public



STATE OF TEXAS            Section
                          Section
COUNTY OF _________       Section

         This instrument was ACKNOWLEDGED before me, on the _____ day of ________, 1996, by Michael F. Hord, Trustee.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public





MODIFICATION AGREEMENT - Page 16

                       NORTH CAROLINA ACKNOWLEDGMENT FORM

STATE OF TEXAS            Section
                          Section
COUNTY OF _________       Section

         I, a Notary Public of the County and State aforesaid, certify that ______________, personally came before me this day and acknowledged that he is
_________ Secretary of CELEBRITY, INC., a Texas corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _______ President, sealed with its corporate seal and attested by ___________ as its ___________ Secretary. Witness my hand and official stamp or seal, this _____ day of __________, 1996.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public



STATE OF TEXAS            Section
                          Section
COUNTY OF _________       Section

         I, a Notary Public of the County and State aforesaid, certify that MICHAEL F. HORD, TRUSTEE, personally appeared before me this day and acknowledged the execution of the foregoing instrument. Witness my hand and official stamp or seal, this _____ day of _______, 1996.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public




MODIFICATION AGREEMENT - Page 17

         Each Guarantor hereby consents and agrees to this Agreement and agrees that its respective Guaranty shall remain in full force and effect, shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, and shall guarantee to Lender repayment of the Notes as modified hereby and as the same may be further renewed, extended, or modified from time to time.

                                Guarantors:
                                ----------

                                STAR WHOLESALE FLORIST, INC.



                                By:
                                   -------------------------------------
                                    Name:
                                              --------------------------
                                    Title:
                                              --------------------------


                                MAGICSILK, INC.



                                By:
                                   -------------------------------------
                                    Name:
                                              --------------------------
                                    Title:
                                              --------------------------


                                INDIA EXOTICS, INC.



                                By:
                                   -------------------------------------
                                    Name:
                                              --------------------------
                                    Title:
                                              --------------------------


                                THE CLUETT CORPORATION



                                By:
                                   -------------------------------------
                                    Name:
                                              --------------------------
                                    Title:
                                              --------------------------





MODIFICATION AGREEMENT - Page 18

STATE OF TEXAS            Section
                          Section
COUNTY OF __________      Section

         This instrument was ACKNOWLEDGED before me on ________, 1996, by ________________________________________________,
_______________________________ of STAR WHOLESALE FLORIST, INC., a Texas
corporation, on behalf of said corporation.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public



STATE OF TEXAS            Section
                          Section
COUNTY OF __________      Section

         This instrument was ACKNOWLEDGED before me on __________, 1996, by ________________________________________________,
_______________________________ of MAGICSILK, INC., a Texas corporation, on behalf of said corporation.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public




MODIFICATION AGREEMENT - Page 19

STATE OF TEXAS            Section
                          Section
COUNTY OF __________      Section

         This instrument was ACKNOWLEDGED before me on __________, 1996, by ________________________________________________,
_______________________________ of INDIA EXOTICS, INC., a Texas corporation, on behalf of said corporation.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public


STATE OF TEXAS            Section
                          Section
COUNTY OF __________      Section

         This instrument was ACKNOWLEDGED before me on __________, 1996, by ________________________________________________,
_______________________________ of THE CLUETT CORPORATION, a California corporation, on behalf of said corporation.


[ S E A L ]
                                         -------------------------------------
                                         Notary Public, State of Texas
My Commission Expires:

                                         -------------------------------------
----------------------                   Printed Name of Notary Public




MODIFICATION AGREEMENT - Page 20

                                  EXHIBIT "A"

                                 Deeds of Trust


 Date of            Place of               Date           Subject             Filing                 Secured
 Instrument         Recordation            of Filing      Property            Information            Obligations
 ----------         -----------            ---------      --------            -----------            -----------
 1. 4/22/93         Smith Co., TX          4/22/93        Tract A             Vol. 3354, Pg. 701     Note A

   Modified                                3/21/94                            Vol. 3492, Pg. 849 &
   3/21/94                                                                    Vol. 3492, Pg. 830

 2. 3/21/94         Smith Co., TX          3/21/94        Tract B (Also 2d    Vol. 3492, Page 803    Notes A, B, C & D
                                                          lien on Tract A
                                                          and Tract B)

   Modified                                4/5/95                             Vol. 3645, Page 511
   3/20/95

 3. 3/20/94         Forsyth Co., NC        3/21/94        Tract C             Book 1818, Page 1197   Notes A, B, C & D

   Modified                                1/6/95                             Book 1845, Page 2587
   12/21/94

   Modified                                3/18/96                            Book 1892, Page 0557
   2/9/96

 4. 2/9/96          Smith Co., TX          2/12/96        Tract D (Also 2d    Vol. 3759, Page 431    Notes A, B, C & D
                                                          lien on Tract A
                                                          and Tract B)

                                  EXHIBIT "B"

                         Legal Description of Property

                                  EXHIBIT "C"

                                Title Insurance


                                                     Policy         Policy
 Issuer                         Policy No.           Date           Amount             Subject Property
 ------                         ----------           ----           ------             ----------------
 1. Boren Abstract Co./Old      TM1077368            3/21/94        $1,800,000         Tract A
    Republic National Title
    Insurance Company

 2. Boren Abstract Co./Old      TM1130119            3/24/94        $2,290,409.98      Tract B
    Republic National Title
    Insurance Company

 3. Lawyers Title of North      135-00-247835        3/21/94        $2,100,000         Tract C
    Carolina/Lawyers Title
    Insurance Corporation

 4. Smith County Abstract       M-5842-227944        2/12/96        $455,550           Tract D
    Company